                        SEMIANNUAL REPORT/APRIL 30 1999

                          AIM GLOBAL CONSUMER PRODUCTS
                               AND SERVICES FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                                [ COVER IMAGE ]

                     -------------------------------------

              SHOPPERS BY DIANA ONG (BORN 1940, CHINESE-AMERICAN)

         ONG IS A PROLIFIC AND EXPERIMENTAL ARTIST WHO CONSTANTLY COM-

       BINES DIFFERENT MEDIUMS AND PUSHES THE BOUNDARIES OF ART. SHE IS

         A TRULY MULTIMEDIA ARTIST, PROFICIENT IN WATERCOLOR, ACRYLIC,

        ETCHING, WOODCUT, SILKSCREEN, COMPUTER ART AND CERAMIC ART. THE

         ENERGY AND DIVERSITY OF HER "SHOPPERS," CREATED WITH COMPUTER

           GRAPHICS, FITTINGLY CHARACTERIZE MODERN GLOBAL CONSUMERS.

                     -------------------------------------


AIM Global Consumer Products and Services Fund is for shareholders who seek long-term capital growth through investments in companies around the world that manufacture, market, retail or distribute consumer products and services.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Consumer Products and Services Fund (formerly GT Global Consumer Products and Services Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o Because Class C shares have been offered less than one year (since 3/1/99), all total return figures for Class C shares reflect cumulative total returns that have not yet been annualized.
o   Advisor Class shares were closed to new investors on March 1, 1999.
o The Fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in a single-sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The MSCI World Index is a group of unmanaged global securities listed on major world stock exchanges tracked by Morgan Stanley Capital International. The index is designed to represent the performance of all markets and does not reflect the Fund's concentration in the consumer products and services industries.
o   Lipper, Inc. is an independent mutual-fund performance monitor.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

    AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED
         OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR
                  ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK
                           THAT YOU COULD LOSE SOME OR
                               ALL OF YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.


                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                    SEMIANNUAL REPORT / CHAIRMAN'S LETTER





                    Dear Fellow Shareholder:

                    With only several months remaining in 1999, the question on
    [PHOTO OF       many of your minds may be, "How will the year 2000 computer
   Charles T.       issue affect AIM and my investments?" We would like you to
     Bauer,         feel comfortable.
   Chairman of          During March and April, AIM participated in an
   the Board of     industrywide test that gave us a chance to see how our
     THE FUND       technology systems might be affected by the changeover to
   APPEARS HERE]    the year 2000 (Y2K). Everything went as well as we had
                    hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                        The general purpose of the process was to test
                    electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual-fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.

TEST RESULTS EXCELLENT
During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. During 1998, we made substantial progress on our preparations. We are now in the final phases of the project, continually testing internal applications and our interfaces with outside parties. On the investment side, our portfolio-management staff is evaluating the Y2K preparedness of the companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if there are unexpected problems. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the last six months. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. We appreciate your business.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
A I M Advisors, Inc.

                      -------------------------------------

                             THE FINANCIAL INDUSTRY

                               HAS BEEN SEEN AS A

                             LEADER IN PLANNING FOR

                              YEAR 2000 CONCERNS.

                      -------------------------------------

PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED AIM'S YEAR 2000 READINESS DISCLOSURE.


                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

FUND BEATS INDEX, BOOSTED
BY STRONG CONSUMER SPENDING

YOUR FUND'S PERFORMANCE

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/99, including sales charges

CLASS A SHARES

INCEPTION (12/30/94)          26.23%
  1 YEAR                       6.60

CLASS B SHARES

INCEPTION (12/30/94)          26.81%
  1 YEAR                       6.38

CLASS C SHARES

INCEPTION (3/1/99)             6.98%*
*Cumulative total return that has not yet been annualized.

ADVISOR CLASS**

INCEPTION (6/30/95)           30.50%
  1 YEAR                      12.48
**Closed to new investors on March 1, 1999.
================================================================================


RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND VS. BENCHMARK INDEX,

12/30/94-4/30/99

================================================================================
(Bar Chart)

FUND CLASS A SHARES      $27,426

FUND CLASS B SHARES      $27,980

MSCI WORLD INDEX         $21,224

Past performance cannot guarantee comparable future results. Fund performance includes sales charges, expenses and management fees. The performance of the Fund's Class B shares will differ from Class A shares due to differing fees and expenses.
================================================================================


LIPPER RANKINGS
AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND CLASS A SHARES

As of 4/30/99

================================================================================
PERIOD              3 YEARS        1 YEAR

RANK VS.
ALL SPECIALTY
MISCELLANEOUS
FUNDS               7 OF 26        18 OF 61

% RANK                27%             30

Fund percentage rankings are vs. all funds in the category tracked by Lipper, Inc., excluding sales charges and including fees and expenses.
================================================================================

HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?
The Fund rebounded strongly after last October's market downturn. For the six-month reporting period ended April 30, 1999, the Fund's Class A and Class B shares returned 26.18% and 25.85%, respectively. From inception on March 1, 1999, to April 30, Class C shares gained 7.98%. These results were computed at net asset value, that is, without the effect of sales charges. The Fund's Advisor Class shares returned 26.46% in the last six months. Fund performance outpaced the 19.57% return of the MSCI World Index during the reporting period.
    Measured against its peers, AIM Global Consumer Products and Services Fund is in the top 30% of its Lipper category for the one-year period ended April 30. For the three-year period, the Fund is near the top quartile of all specialty funds tracked by Lipper, Inc.
    Net assets grew by $23 million during the reporting period, for a total of $189.4 million on April 30.

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS DURING THE LAST SIX MONTHS? At the beginning of the reporting period, the Federal Reserve Board lowered interest rates and spurred a U.S. market rally. This led the way for global markets to recover after last fall's market downturn. Increasing narrowness in the financial markets through early 1999 continued the dominance by large-cap stocks. The Dow closed above 10,000 for the first time on March 29, 1999, and surpassed several other milestones in April.
    In January 11 European countries introduced the euro as their new common currency. While the euro started out strong against the U.S. dollar, it weakened as it became clear that the U.S. economy was growing much faster than the European economy. Signs of recovery from Asia and Latin America in early 1999 led many investors to expect that Japan and the rest of Asia will emerge from a recession in the near future.

HOW HAVE YOU MANAGED THE FUND?
Consumer products and services companies continue to be exciting places to invest. We use a disciplined earnings-momentum investment strategy for this Fund. And when we apply this principle globally, we can always find stocks that are performing well. Your Fund is a stock-picking fund and a classic example of AIM's bottom-up stock selection process, which looks at individual companies and not the overall economy. In an earnings-momentum model, we invest in companies that experience positive earnings revisions. When the earnings revisions for a holding go down, we sell the stock. During the fourth quarter of 1998, we saw negative earnings revisions for many non-specialty retailers due to predictions of a slowing economy.

                      -------------------------------------

                           FUND PERFORMANCE OUTPACED

                            THE 19.57% RETURN OF THE

                          MSCI WORLD INDEX DURING THE

                               REPORTING PERIOD.

                      -------------------------------------

          See important Fund and index disclosures inside front cover.

                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION

As of 4/30/99, based on total net assets

==============================================================================================
TOP 10 EQUITY HOLDINGS                          TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------
  1. Microsoft Corp. (U.S.)             2.19%      1. Retail (Food Chains)               4.96%

  2. Knight/Trimark Group, Inc. (U.S.)  2.10       2. Banks (Major Regional)             4.85

  3. Nokia Oyj A.B.-Class A-ADR         1.42       3. Telecommunications
     (Finland)                                        (Cellular/Wireless)                4.71

  4. Establissements Economiques du     1.26       4. Computers (Software & Services)    3.76
     Casino Guichard-Perrachon (France)
                                                   5. Telephone                          3.42
  5. ING Groep N.V. (Netherlands)       1.19
                                                   6. Beverages (Alcoholic)              3.04
  6. Wal-Mart Stores, Inc. (U.S.)       1.17
                                                   7. Retail (Specialty-Apparel)         2.97
  7. Atlantic Richfield Co. (U.S.)      1.16
                                                   8. Tobacco                            2.96
  8. Heineken N.V. (Netherlands)        1.15
                                                   9. Broadcasting (Television, Radio    2.84
  9. Pohang Iron & Steel Co. Ltd.       1.14          & Cable)
     ADR (South Korea)
                                                  10. Communications Equipment           2.81
 10. Promodes (France)                  1.12

The Fund's portfolio is subject to change, and there is no assurance that the
Fund will continue to hold any particular security.
==============================================================================================

Consequently, we shifted assets from this industry to better-performing retailers.

HOW HAS THE EARNINGS-MOMENTUM MODEL BENEFITED THE FUND?
Unlike most theme funds, in which the entire sector is either up or down, the Fund invests in a broad spectrum of industries--technology, food chains, retailers, broadcasters--making long-term performance dependent on an individual company's performance, not market trends. Every holding in the Fund's portfolio is unique. Each company has its own merchandising and marketing strategies, and each is unaffected by the performance of other holdings in the Fund's portfolio. There are some effects from the economy, but the biggest advantage of this Fund is that it invests in products and services that consumers will continue to buy regardless of current economic conditions.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?
During the reporting period, the strongest factor in the global economy continued to be U.S. consumers. For this reason, the Fund is firmly invested in the United States, which accounted for 54.38% of total net assets on April 30. Europe is the Fund's second largest geographic allocation, at 37.07% of net assets. We have also added to our small investment in Asia, with an emphasis on Japan at 2.13% of net assets on April 30.
    In light of the continued narrowness of financial markets worldwide, we maintained our large-cap concentration. Large-cap holdings accounted for 77% of the Fund's portfolio. As earnings growth improved for many consumer products and services companies, we increased the Fund's total number of holdings by 70% during the reporting period. The Fund is well diversified with 125 holdings on April 30.

WHAT INDUSTRIES PERFORMED WELL DURING THE REPORTING PERIOD?
Buoyed by optimism over a rising stock market, U.S. consumers outspent their paychecks and pushed the overall personal savings rate into the red. The sustained spending spree was welcomed by retailers, who helped bolster Fund performance. The "wealth effect" created by the bull market of the 1990s is currently one of the main drivers of continued growth in the global economy. Red-hot demand for consumer cyclicals and consumer staples--which accounted for approximately 35% of the Fund's holdings on April 30--has remained relatively unaffected by global economic crises.
    We believe that this trend will hold up so long as wages continue to grow faster than inflation and interest rates remain steady. Market watchers are predicting another successful year for retail stores in 1999. Although Europe showed some signs of slowing, we believe European consumers will continue to spend, following the European Central Bank's decision to cut interest rates by 0.5% in April.

WHAT HOLDINGS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?
Increasing profitability by specialty retailers, such as The Gap, as well as general merchandisers, like Wal-Mart, boosted Fund performance during the reporting period. For the first quarter of 1999, Wal-Mart, the world's largest retailer, reported a record earnings increase of 39%. This record represented the fourth consecutive quarter of net income in excess of $1 billion and the highest net income ever reported by the company in a non-holiday-season quarter.
    Food chains Casino Guichard-Perrachon and Promodes in France--two of the Fund's top holdings--continued their strong growth internationally. Casino Guichard-Perrachon, which owns and operates stores in France, Poland, the United States and Taiwan, recently acquired Thailand's largest retailer, Big C.

WHAT IS YOUR OUTLOOK FOR THE NEAR FUTURE?
Four months into 1999, fears of a recession in the United States have faded. In fact, most economists are betting on continued steady growth, with low inflation and high employment. We are now in the ninth straight year of growth, heading for a record of the longest business expansion. International markets have stabilized, leading analysts to believe that the worst is over. Domestically, interest rates, another key factor supporting a bullish outlook, are likely to remain steady, thanks to the Federal Reserve Board's watchful guard. We are optimistic about 1999 in general. Consumer products and services stocks tend to be less cyclical than other types of stocks, and the low-interest-rate environment globally is a tremendous boost to Fund performance.

          See important Fund and index disclosures inside front cover.

                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

SCHEDULE OF INVESTMENTS

April 30, 1999
(Unaudited)

                                       SHARES        VALUE
DOMESTIC COMMON STOCKS-50.81%

AEROSPACE/DEFENSE-1.78%

Boeing Co. (The)                         35,300   $  1,434,062
--------------------------------------------------------------
Sundstrand Corp.                         26,700      1,915,726
--------------------------------------------------------------
                                                     3,349,788
--------------------------------------------------------------

AIRLINES-0.58%

Southwest Airlines Co.                   33,800      1,100,613
--------------------------------------------------------------

BANKS (MONEY CENTER)-0.79%

BankAmerica Corp.                        20,700      1,490,401
--------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-1.31%

Adolph Coors Co.                         12,800        684,800
--------------------------------------------------------------
Anheuser-Busch Companies, Inc.           24,600      1,798,876
--------------------------------------------------------------
                                                     2,483,676
--------------------------------------------------------------

BIOTECHNOLOGY-1.28%

Amgen, Inc.(a)                           21,800      1,339,337
--------------------------------------------------------------
Biogen, Inc.(a)                          11,400      1,083,713
--------------------------------------------------------------
                                                     2,423,050
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-1.79%

AT&T Corp.-Liberty Media Group(a)         9,000        574,875
--------------------------------------------------------------
CBS Corp.(a)                             32,500      1,480,781
--------------------------------------------------------------
Comcast Corp.-Class A                    20,200      1,326,888
--------------------------------------------------------------
                                                     3,382,544
--------------------------------------------------------------

COMPUTERS (HARDWARE)-0.69%

Sun Microsystems, Inc.(a)                21,900      1,309,894
--------------------------------------------------------------

COMPUTERS (NETWORKING)-0.94%

Ascend Communications, Inc.(a)           18,400      1,777,901
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.93%

EMC Corp.(a)                             16,200      1,764,788
--------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-3.11%

America Online, Inc.                      8,000      1,142,000
--------------------------------------------------------------
Marimba(a)                               10,000        607,500
--------------------------------------------------------------
Microsoft Corp.(a)                       51,000      4,146,938
--------------------------------------------------------------
                                                     5,896,438
--------------------------------------------------------------

CONSUMER FINANCE-0.90%

Providian Financial Corp.                13,250      1,710,079
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-1.80%

Level One Communications, Inc.(a)        21,300      1,094,287
--------------------------------------------------------------
Vitesse Semiconductor Corp.(a)           22,300      1,032,768
--------------------------------------------------------------
Xilinx, Inc.(a)                          28,200      1,286,626
--------------------------------------------------------------
                                                     3,413,681
--------------------------------------------------------------

ENTERTAINMENT-1.57%

Time Warner Inc.                         23,300      1,631,000
--------------------------------------------------------------

                                       SHARES        VALUE
ENTERTAINMENT-(CONTINUED)

Viacom, Inc.-Class B(a)                  33,000   $  1,348,876
--------------------------------------------------------------
                                                     2,979,876
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.82%

Citigroup Inc.                           25,700      1,933,925
--------------------------------------------------------------
Fannie Mae                               21,300      1,510,969
--------------------------------------------------------------
                                                     3,444,894
--------------------------------------------------------------

GOLD & PRECIOUS METALS MINING-0.96%

Stillwater Mining Co.(a)                 64,400      1,823,326
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-0.97%

Bristol-Myers Squibb Co.                 29,000      1,843,313
--------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-0.82%

Merck & Co., Inc.                        22,200      1,559,550
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-1.66%

Guidant Corp.                            17,300        928,793
--------------------------------------------------------------
Medtronic, Inc.                          14,040      1,010,002
--------------------------------------------------------------
VISX, Inc.(a)                             9,400      1,210,250
--------------------------------------------------------------
                                                     3,149,045
--------------------------------------------------------------

HOUSEHOLD FURNITURE &
  APPLIANCES-0.57%

Maytag Corp.                             15,800      1,080,325
--------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-0.77%

Clorox Co.                               12,600      1,453,725
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.89%

American International Group, Inc.       14,381      1,688,868
--------------------------------------------------------------

INVESTMENT MANAGEMENT-2.10%

Knight/Trimark Group, Inc.-Class
  A(a)                                   26,000      3,982,875
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.87%

Tyco International Ltd.                  20,200      1,641,250
--------------------------------------------------------------

OIL (DOMESTIC INTEGRATED)-1.16%

Atlantic Richfield Co.                   26,100      2,190,768
--------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-2.04%

Baker Hughes, Inc.                       31,800        950,025
--------------------------------------------------------------
Cooper Cameron Corp.(a)                  24,600        950,175
--------------------------------------------------------------
Transocean Offshore Inc.                 32,900        976,718
--------------------------------------------------------------
Veritas DGC, Inc.(a)                     49,200        996,300
--------------------------------------------------------------
                                                     3,873,218
--------------------------------------------------------------

RESTAURANTS-0.96%

Brinker International, Inc.(a)           34,000        939,250
--------------------------------------------------------------
Tricon Global Restaurants, Inc.(a)       13,600        875,500
--------------------------------------------------------------
                                                     1,814,750
--------------------------------------------------------------

                                       SHARES        VALUE
RETAIL (BUILDING SUPPLIES)-1.74%

Home Depot, Inc. (The)                   30,200   $  1,810,112
--------------------------------------------------------------
Lowe's Companies, Inc.                   28,008      1,477,422
--------------------------------------------------------------
                                                     3,287,534
--------------------------------------------------------------

RETAIL (COMPUTERS &
  ELECTRONICS)-0.89%

Best Buy Co., Inc.(a)                    35,400      1,690,350
--------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.86%

Ames Department Stores, Inc.(a)          18,000        628,875
--------------------------------------------------------------
Family Dollar Stores, Inc.               41,300        996,362
--------------------------------------------------------------
                                                     1,625,237
--------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.85%

American Stores Co.                      31,500        994,218
--------------------------------------------------------------
Kroger Co.(a)                            16,400        890,725
--------------------------------------------------------------
Safeway, Inc.(a)                         30,000      1,618,125
--------------------------------------------------------------
                                                     3,503,068
--------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-1.98%

Costco Companies, Inc.(a)                19,000      1,537,812
--------------------------------------------------------------
Wal-Mart Stores, Inc.                    48,000      2,208,000
--------------------------------------------------------------
                                                     3,745,812
--------------------------------------------------------------

RETAIL (SPECIALTY)-1.95%

Linens 'N Things, Inc.(a)                21,200        969,900
--------------------------------------------------------------
Sonic Automotive, Inc.(a)                81,400      1,205,737
--------------------------------------------------------------
Staples, Inc.(a)                         50,400      1,512,000
--------------------------------------------------------------
                                                     3,687,637
--------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-2.97%

Abercrombie & Fitch Co.-Class A(a)       13,200      1,255,650
--------------------------------------------------------------
American Eagle Outfitters, Inc.(a)       10,600        792,350
--------------------------------------------------------------
AnnTaylor Stores Corp.(a)                16,900        802,750
--------------------------------------------------------------
Gap, Inc. (The)                          25,000      1,664,062
--------------------------------------------------------------
TJX Companies, Inc.                      33,600      1,119,300
--------------------------------------------------------------
                                                     5,634,112
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.46%

Paychex, Inc.                            17,000        868,062
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-2.10%

AirTouch Communications, Inc.(a)         20,400      1,904,850
--------------------------------------------------------------
Nextel Communications, Inc.-Class
  A(a)                                   50,800      2,079,625
--------------------------------------------------------------
                                                     3,984,475
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.56%

Global TeleSystems Group, Inc.(a)        16,000      1,058,000
--------------------------------------------------------------

TELEPHONE-2.39%

GeoTel Communications Corp.(a)           19,700      1,108,125
--------------------------------------------------------------
ICG Communications, Inc.(a)              20,700        456,693
--------------------------------------------------------------
Intermedia Communications Inc.(a)        14,500        466,718
--------------------------------------------------------------
Qwest Communications International
  Inc.(a)                                 6,300        538,256
--------------------------------------------------------------

                                       SHARES        VALUE
TELEPHONE-(CONTINUED)

SBC Communications, Inc.                 35,000   $  1,960,000
--------------------------------------------------------------
                                                     4,529,792
--------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $76,070,708)                            96,242,715
--------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-43.61%
AUSTRALIA-1.33%

Foster's Brewing Group Ltd.
  (Beverages- Alcoholic)                376,500      1,098,248
--------------------------------------------------------------
News Corp. Ltd. (The) (Publishing-
  Newspapers)                           169,200      1,417,964
--------------------------------------------------------------
                                                     2,516,212
--------------------------------------------------------------

BERMUDA-0.27%

Global Crossing Ltd.
  (Telecommunications-Long
  Distance)(a)                            9,600        518,400
--------------------------------------------------------------

CANADA-1.67%

Cominco Ltd. (Metals Mining)             67,400      1,107,153
--------------------------------------------------------------
Northern Telecom Ltd. (Nortel)
  (Communications Equipment)             30,300      2,057,407
--------------------------------------------------------------
                                                     3,164,560
--------------------------------------------------------------

FINLAND-1.42%

Nokia Oyj A.B.-Class A-ADR
  (Communications Equipment)             36,200      2,685,587
--------------------------------------------------------------

FRANCE-10.93%

AXA S.A. (Insurance-Multi-Line)           9,800      1,265,283
--------------------------------------------------------------
Banque Nationale de Paris
  (Banks-Major Regional)                 10,900        903,462
--------------------------------------------------------------
Canal Plus
  (Broadcasting-Television, Radio &
  Cable)(a)                               7,198      2,001,649
--------------------------------------------------------------
Cap Gemini Sogeti S.A.
  (Computer-Software & Services)          8,000      1,223,063
--------------------------------------------------------------
Compagnie Financiere de Paribas
  (Financial-Diversified)(a)              8,400        892,828
--------------------------------------------------------------
Compagnie Generale des Eaux
  (Manufacturing- Diversified)            5,800      1,354,899
--------------------------------------------------------------
Danone (Foods)                            6,900      1,844,420
--------------------------------------------------------------
Etablissements Economiques du
  Casino Guichard-Perrachon
  (Retail-Food Chains)(a)                24,230      2,385,939
--------------------------------------------------------------
Lafarge S.A. (Engineering &
  Construction)                          18,200      1,769,087
--------------------------------------------------------------
Promodes (Retail-Food Chains)             3,350      2,123,665
--------------------------------------------------------------
SEITA (Tobacco)(a)                       29,400      1,770,566
--------------------------------------------------------------
Suez Lyonnaise des Eaux
  (Manufacturing-Diversified)             6,900      1,173,721
--------------------------------------------------------------
Total S.A.-Class B (Oil &
  Gas-Refining & Marketing)              14,600      1,999,161
--------------------------------------------------------------
                                                    20,707,743
--------------------------------------------------------------

GERMANY-2.44%

DaimlerChrysler A.G. (Automobiles)       14,300      1,411,987
--------------------------------------------------------------
Deutsche Lufthansa A.G. (Airlines)       55,000      1,272,615
--------------------------------------------------------------
Mannesmann A.G.
  (Machinery-Diversified)                13,000      1,711,400
--------------------------------------------------------------

                                       SHARES        VALUE
GERMANY-(CONTINUED)

Telegate A.G. (Services-Commercial
  & Consumer)(a)                          5,000   $    224,517
--------------------------------------------------------------
                                                     4,620,519
--------------------------------------------------------------

IRELAND-3.72%

Allied Irish Banks PLC
  (Banks-Regional)                       93,700      1,508,766
--------------------------------------------------------------
Bank of Ireland (Banks-Regional)         95,619      1,914,452
--------------------------------------------------------------
CRH PLC (Construction-Cement &
  Aggregates)                            94,200      1,848,668
--------------------------------------------------------------
Jefferson Smurfit Group PLC
  (Containers & Packaging-Paper)         66,000      1,765,501
--------------------------------------------------------------
                                                     7,037,387
--------------------------------------------------------------

ITALY-3.11%

Banca Commerciale Italiana
  (Banks-Major Regional)                183,700      1,511,947
--------------------------------------------------------------
Ente Nazionale Idrocarburi S.p.A.
  (Oil & Gas- Refining & Marketing)     293,000      1,928,615
--------------------------------------------------------------
Luxottica Group S.p.A.-ADR
  (Consumer- Jewelry, Novelties, &
  Gifts)                                 61,800        981,075
--------------------------------------------------------------
Telecom Italia Mobile S.p.A.
  (Telecommunications-Cellular/Wireless)    247,300    1,473,646
--------------------------------------------------------------
                                                     5,895,283
--------------------------------------------------------------

JAPAN-2.13%

Nippon Telegraph & Telephone Corp.
  (Telephone)                             1,900      2,068,243
--------------------------------------------------------------
Toyota Motor Corp.
  (Automobile-Manufacturers)             69,000      1,958,635
--------------------------------------------------------------
                                                     4,026,878
--------------------------------------------------------------

NETHERLANDS-4.85%

ABN AMRO Holding N.V. (Banks-Major
  Regional)                              66,600      1,586,758
--------------------------------------------------------------
AEGON N.V. (Insurance Brokers)           16,700      1,601,227
--------------------------------------------------------------
Akzo Nobel N.V.
  (Chemicals-Diversified)                23,000      1,038,852
--------------------------------------------------------------
Equant N.V.
  (Computers-Peripherals)(a)              5,900        535,470
--------------------------------------------------------------
Heineken N.V. (Beverages-Alcoholic)      43,325      2,174,313
--------------------------------------------------------------
ING Groep N.V. (Insurance Brokers)       36,500      2,248,285
--------------------------------------------------------------
                                                     9,184,905
--------------------------------------------------------------

                                       SHARES        VALUE
SOUTH KOREA-1.14%

Pohang Iron & Steel Co. Ltd.-ADR
  (Iron & Steel)                         84,000   $  2,163,000
--------------------------------------------------------------

SWITZERLAND-0.88%

Compagnie Financiere Richemont A.G.
  (Tobacco)(a)                              980      1,666,199
--------------------------------------------------------------

UNITED KINGDOM-9.72%

British American Tobacco PLC
  (Tobacco)                              53,000        927,501
--------------------------------------------------------------
British Energy PLC (Electric
  Companies)                            205,000      1,742,798
--------------------------------------------------------------
Cable & Wireless PLC
  (Telecommunications-
  Cellular/Wireless)                    122,700      1,760,587
--------------------------------------------------------------
COLT Telecom Group PLC
  (Communications Equipment)(a)          31,150        581,753
--------------------------------------------------------------
Energis PLC (Telephone)(a)               56,500      1,513,251
--------------------------------------------------------------
Imperial Tobacco Group PLC
  (Tobacco)(a)                          125,000      1,242,644
--------------------------------------------------------------
Lloyds TSB Group PLC (Banks-Major
  Regional)                             125,550      2,020,607
--------------------------------------------------------------
National Westminister Bank PLC
  (Banks-Major Regional)                 70,400      1,695,284
--------------------------------------------------------------
NTL Inc. (Telephone)(a)                   5,800        442,250
--------------------------------------------------------------
Railtrack Group PLC (Shipping)           90,590      1,890,028
--------------------------------------------------------------
Royal Bank of Scotland Group PLC
  (Banks-Major Regional)(a)              62,300      1,469,163
--------------------------------------------------------------
SmithKline Beecham PLC-ADR (Health
  Care-Drugs-Major Pharmaceuticals)      26,500      1,740,718
--------------------------------------------------------------
Somerfield PLC (Retail-Food Chains)     248,000      1,384,296
--------------------------------------------------------------
                                                    18,410,880
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $77,426,439)                                  82,597,553
--------------------------------------------------------------

                                     PRINCIPAL
                                       AMOUNT
REPURCHASE AGREEMENTS-3.57%(B)

State Street Bank & Trust Co.,
  4.85%, 05/03/99(c) (Cost
  $6,769,000)                        $6,769,000      6,769,000
--------------------------------------------------------------
TOTAL INVESTMENTS-97.99%                           185,609,268
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-2.01%                  3,802,497
--------------------------------------------------------------
NET ASSETS-100.00%                                $189,411,765
==============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments

(a)Non-income producing security.
(b)Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c)Repurchase agreement entered into 4/30/99 with a maturing value of $6,769,000. Collateralized by $5,745,000 U.S. Treasury Note, 10.75% due 02/15/03 with a market value at 04/30/99 of $6,908,363.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 1999
(Unaudited)

ASSETS:

Investments, at value (cost $160,266,147)       $185,609,268
------------------------------------------------------------
Foreign currencies, at value (cost $248,378)         248,893
------------------------------------------------------------
Cash                                                     811
------------------------------------------------------------
Receivables for:
  Investments sold                                 7,390,309
------------------------------------------------------------
  Fund shares sold                                   138,974
------------------------------------------------------------
  Dividends and interest                             148,162
------------------------------------------------------------
Other assets                                          59,966
------------------------------------------------------------
    Total assets                                 193,596,383
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            3,154,413
------------------------------------------------------------
  Fund shares reacquired                             626,886
------------------------------------------------------------
Accrued advisory fees                                186,823
------------------------------------------------------------
Accrued distribution fees                            126,643
------------------------------------------------------------
Accrued administrative services fees                   4,200
------------------------------------------------------------
Accrued transfer agent fees                           31,000
------------------------------------------------------------
Accrued trustees' fees                                 1,900
------------------------------------------------------------
Accrued operating expenses                            52,753
------------------------------------------------------------
    Total liabilities                              4,184,618
------------------------------------------------------------
Net assets applicable to shares outstanding     $189,411,765
============================================================

NET ASSETS:

Class A                                         $ 69,611,850
============================================================
Class B                                         $105,185,846
============================================================
Class C                                         $     73,139
============================================================
Advisor Class                                   $ 14,540,930
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            2,548,205
------------------------------------------------------------
Class B                                            3,943,953
------------------------------------------------------------
Class C                                                2,742
------------------------------------------------------------
Advisor Class                                        520,234
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $      27.32
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $27.32 / 95.25%)        $      28.68
============================================================
Class B:
  Net asset value and offering price per share  $      26.67
============================================================
Class C:
  Net asset value and offering price per share  $      26.67
============================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                             $      27.95
============================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 1999
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $12,421 foreign withholding
  tax)                                           $   594,275
------------------------------------------------------------
Interest                                             178,945
------------------------------------------------------------
Securities lending                                    75,698
------------------------------------------------------------
    Total investment income                          848,918
------------------------------------------------------------

EXPENSES:

Advisory fees                                        890,098
------------------------------------------------------------
Administrative services fees                          22,035
------------------------------------------------------------
Custodian fees                                        41,215
------------------------------------------------------------
Distribution fees -- Class A                         166,944
------------------------------------------------------------
Distribution fees -- Class B                         502,826
------------------------------------------------------------
Distribution fees -- Class C                              53
------------------------------------------------------------
Trustees' fees                                         1,103
------------------------------------------------------------
Transfer agent fees -- Class A                        74,856
------------------------------------------------------------
Transfer agent fees -- Class B                       112,731
------------------------------------------------------------
Transfer agent fees -- Class C                           121
------------------------------------------------------------
Transfer agent fees -- Advisor Class                  16,667
------------------------------------------------------------
Other                                                156,405
------------------------------------------------------------
    Total expenses                                 1,985,054
------------------------------------------------------------
Less: Expenses paid indirectly                          (896)
------------------------------------------------------------
    Net expenses                                   1,984,158
------------------------------------------------------------
Net investment income (loss)                      (1,135,240)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                           36,658,073
------------------------------------------------------------
  Foreign currencies                                 105,273
------------------------------------------------------------
                                                  36,763,346
------------------------------------------------------------
Net unrealized appreciation (depreciation) of:
  Investment securities                            6,035,151
------------------------------------------------------------
  Foreign currencies                                 (43,900)
------------------------------------------------------------
                                                   5,991,251
------------------------------------------------------------
  Net gain from investment securities and
    foreign currencies                            42,754,597
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                     $41,619,357
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the six months ended April 30, 1999 and the year ended October 31, 1998 (Unaudited)

                                                               APRIL 30,      OCTOBER 31,
                                                                  1999            1998
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $ (1,135,240)   $ (1,905,277)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  36,763,346       4,655,445
------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
    foreign currencies                                           5,991,251      10,772,689
------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        41,619,357      13,522,857
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (1,486,207)     (5,574,558)
------------------------------------------------------------------------------------------
  Class B                                                       (2,314,110)     (8,128,120)
------------------------------------------------------------------------------------------
  Advisor Class                                                   (341,039)       (962,828)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (4,020,730)     (2,635,230)
------------------------------------------------------------------------------------------
  Class B                                                       (6,971,938)     (1,579,168)
------------------------------------------------------------------------------------------
  Class C                                                           70,322              --
------------------------------------------------------------------------------------------
  Advisor Class                                                 (3,160,312)      8,711,156
------------------------------------------------------------------------------------------
    Net increase in net assets                                  23,395,343       3,354,109
------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          166,016,422     162,662,313
------------------------------------------------------------------------------------------
  End of period                                               $189,411,765    $166,016,422
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $130,148,346    $144,231,004
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                    (1,135,240)             --
------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities
    and foreign currencies                                      35,081,217       2,459,227
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          25,317,442      19,326,191
------------------------------------------------------------------------------------------
                                                              $189,411,765    $166,016,422
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 1999
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Consumer Products and Services Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares are sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund's investment objective is to achieve long-term growth of capital. The Fund invests substantially all of its investable assets in Global Consumer Products and Services Portfolio, (the "Portfolio"). The Portfolio is organized as a subtrust of Global Investment Portfolio, a Delaware business trust which is registered under the 1940 Act as an open-end management investment company.
  The Portfolio has investment objectives, policies, and limitations substantially identical to those of the Fund. Therefore, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through April 30, 1999, all of the shares of beneficial interest of the Portfolio were owned by either the Fund or INVESCO(NY) Asset Management, Inc., which has a nominal ($100) investment in the Portfolio.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund and the Portfolio in the preparation of the financial statements.

A. Security Valuations-Each equity security is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
      Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees of the Trust.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid annually.
C. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

D. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes.
E. Deferred Organizational Expenses-Expenses incurred by the Fund in connection with its organization, its initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $51,500. These expenses are being amortized on a straightline basis over a five-year period.
F. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
G. Forward Foreign Currency Contracts-A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Portfolio may enter into a forward foreign currency contract to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between currencies. The Portfolio may also enter into a forward foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Portfolio could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
H. Futures Contracts-A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.
I. Foreign Securities-There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.
      In addition, the Portfolio's policy of concentrating its investments in companies in the consumer products and services industry subject the Portfolio to greater risk than a fund that is more diversified.
J. Indexed Securities-The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's and the Portfolio's investment manager and administrator. The Fund pays AIM administration fees at an annualized rate of 0.25% of the Funds average daily net assets. The Portfolio pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Portfolio's average daily net assets, plus 0.70% on the next $500 million of the Portfolio's average daily net assets, plus 0.675% on the next $500 million of the Portfolio's average daily net assets, plus 0.65% on the Portfolio's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 2.00%, 2.50%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B, Class C, and Advisor Class shares, respectively.
  A I M Fund Services, Inc. ("AFS") is the transfer agent of the Fund. The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AFS a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 1999, AFS was paid $194,767 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.50% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The

Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended April 30, 1999, the Class A, Class B and Class C shares paid AIM Distributors $166,944, $502,826 and $53, respectively, as compensation under the Plans.

  AIM Distributors received commissions of $13,933 from sales of the Class A shares of the Fund during the six months ended April 30, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.

  AIM is the pricing and accounting agent for the Portfolio and the Fund. The monthly fee for these services paid to AIM is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 1999, the Fund received reductions in custodian fees of $896 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $896 during the six months ended April 30, 1999.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund, along with certain other funds advised and/or administered by AIM, has a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the Fund's total assets.

  Effective May 28, 1999, the above line of credit was superseded by the Fund's participation in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

At April 30, 1999, securities with an aggregate value of $12,442,077 were on loan to brokers. The loans were secured by cash collateral of $13,000,360 received by the Portfolio. For the six months ended April 30, 1999, the Portfolio received fees of $75,698 for securities lending.

  For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Portfolio during the six months ended April 30, 1999 was $178,400,568 and $195,111,164, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of April 30, 1999 is as follows:

Aggregate unrealized appreciation of investment
  securities                                        $28,165,580
---------------------------------------------------------------
Aggregate unrealized (depreciation) of investment
  securities                                         (3,379,649)
---------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                        $24,785,931
===============================================================

Cost of investments for tax purposes is $160,823,337.

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 were as follows:

                           APRIL 30, 1999            OCTOBER 31, 1998
                       -----------------------   -------------------------
                        SHARES       AMOUNT        SHARES        AMOUNT
                       --------   ------------   ----------   ------------
Sold:
  Class A               308,619   $  7,804,382    1,525,543   $ 35,645,676
--------------------------------------------------------------------------
  Class B               260,611      6,426,650    1,214,959     28,040,109
--------------------------------------------------------------------------
  Class C*                2,742         70,322           --             --
--------------------------------------------------------------------------
  Advisor                14,407        372,410      675,379     15,761,998
--------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                59,496      1,416,602      232,572      5,000,306
--------------------------------------------------------------------------
  Class B                91,284      2,126,010      327,547      6,924,836
--------------------------------------------------------------------------
  Advisor                14,024        340,931       44,088        962,424
--------------------------------------------------------------------------
Reacquired:
  Class A              (521,985)   (13,241,714)  (1,879,330)   (43,281,212)
--------------------------------------------------------------------------
  Class B              (630,142)   (15,524,598)  (1,618,880)   (36,544,113)
--------------------------------------------------------------------------
  Advisor              (150,656)    (3,873,653)    (345,732)    (8,013,266)
--------------------------------------------------------------------------
                       (551,600)  $(14,082,658)     176,146   $  4,496,758
==========================================================================

* Class C Shares commenced sales March 1, 1999.

NOTE 9-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                           CLASS A
                                                              ------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,         DECEMBER 30, 1994
                                                              APRIL 30,    -----------------------------             TO
                                                                1999       1998(a)    1997(a)    1996(a)    october 31, 1995(a)
                                                              ---------    -------    -------    -------    --------------------
Net asset value, beginning of period                           $ 22.16     $ 22.19    $ 20.98    $ 14.59          $ 11.43
-----------------------------------------------------------    -------     -------    -------    -------          -------
Income from investment operations:
  Net investment income (loss)                                   (0.13)      (0.19)     (0.15)     (0.22)            0.02(b)
-----------------------------------------------------------    -------     -------    -------    -------          -------
  Net realized and unrealized gain on investments                 5.85        2.05       2.27       7.13             3.14
-----------------------------------------------------------    -------     -------    -------    -------          -------
    Net increase from investment operations                       5.72        1.86       2.12       6.91             3.16
-----------------------------------------------------------    -------     -------    -------    -------          -------
Distributions to shareholders:
  From net investment income                                        --          --         --         --               --
-----------------------------------------------------------    -------     -------    -------    -------          -------
  From net realized gains on investments                         (0.56)      (1.89)     (0.91)     (0.52)              --
-----------------------------------------------------------    -------     -------    -------    -------          -------
    Total distributions                                          (0.56)      (1.89)     (0.91)     (0.52)              --
-----------------------------------------------------------    -------     -------    -------    -------          -------
Net asset value, end of period                                 $ 27.32     $ 22.16    $ 22.19    $ 20.98          $ 14.59
===========================================================    =======     =======    =======    =======          =======
Total return(c)                                                  26.18%       8.66%     10.55%     48.82%           27.65%
===========================================================    =======     =======    =======    =======          =======
Ratios and supplemental data:
Net assets, end of period (in 000's)                           $69,612     $59,880    $62,637    $76,900          $ 4,082
===========================================================    =======     =======    =======    =======          =======
Ratio of net investment income (loss) to average net assets:     (1.01)%(d)   (0.83)%   (0.87)%    (1.24)%         (11.11)%(e)
===========================================================    =======     =======    =======    =======          =======
Ratio of expenses to average net assets:                          1.94%(d)    1.95%      1.99%      2.34%           13.63%(e)
===========================================================    =======     =======    =======    =======          =======
Portfolio turnover rate                                            102%        221%       392%       169%             240%(e)
===========================================================    =======     =======    =======    =======          =======

(a) These selected per share operating data were calculated based upon average shares outstanding during the period.
(b) Before reimbursement net investment income (loss) per share would have been reduced (increased) by $1.12.
(c) Total return does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are annualized and based on average net assets of $67,331,092.
(e)  Annualized.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                           CLASS B
                                                              -----------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,         DECEMBER 30, 1994
                                                              APRIL 30,    -----------------------------            TO
                                                                1999       1998(a)    1997(a)    1996(a)    october 31, 1995(a)
                                                              ---------    -------    -------    -------    -------------------
Net asset value, beginning of period                          $  21.70     $ 21.86    $ 20.79    $ 14.53          $ 11.43
------------------------------------------------------------  --------     -------    -------    -------          -------
Income from investment operations:
  Net investment income (loss)                                   (0.19)      (0.30)     (0.24)     (0.31)           (0.04)(b)
------------------------------------------------------------  --------     -------    -------    -------          -------
  Net realized and unrealized gain on investments                 5.72        2.03       2.22       7.09             3.14
------------------------------------------------------------  --------     -------    -------    -------          -------
    Net increase from investment operations                       5.53        1.73       1.98       6.78             3.10
------------------------------------------------------------  --------     -------    -------    -------          -------
Distributions to shareholders:
  From net investment income                                        --          --         --         --               --
------------------------------------------------------------  --------     -------    -------    -------          -------
  From net realized gain on investments                          (0.56)      (1.89)     (0.91)     (0.52)              --
------------------------------------------------------------  --------     -------    -------    -------          -------
    Total distributions                                          (0.56)      (1.89)     (0.91)     (0.52)              --
------------------------------------------------------------  --------     -------    -------    -------          -------
Net asset value, end of period                                $  26.67     $ 21.70    $ 21.86    $ 20.79          $ 14.53
============================================================  ========     =======    =======    =======          =======
Total return(c)                                                  25.85%       8.16%      9.95%     48.11%           27.12%
============================================================  ========     =======    =======    =======          =======
Ratios and supplemental data:
Net assets, end of period (in 000's)                          $105,186     $91,613    $93,978    $87,904          $ 2,959
============================================================  ========     =======    =======    =======          =======
Ratio of net investment income (loss) to average net assets:     (1.51)%(d)   (1.33)%   (1.37)%    (1.74)%         (11.61)%(e)
============================================================  ========     =======    =======    =======          =======
Ratio of expenses to average net assets:                          2.44%(d)    2.45%      2.49%      2.84%           14.13%(e)
============================================================  ========     =======    =======    =======          =======
Portfolio turnover rate                                            102%        221%       392%       169%             240%(e)
============================================================  ========     =======    =======    =======          =======

(a) These selected per share operating data were calculated based upon average shares outstanding during the period.
(b) Before reimbursement net investment income (loss) per share would have been reduced (increased) by $1.04.
(c) Total return does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are annualized and based on average net assets of $101,398,658.
(e)  Annualized.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                             CLASS C                                    ADVISOR CLASS
                                        -----------------    --------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,             JUNE 1, 1995
                                        MARCH 1, 1999 TO     APRIL 30,    -----------------------------              TO
                                        APRIL 30, 1999(a)      1999       1998(a)    1997(a)    1996(a)     OCTOBER 31, 1995(a)
                                        -----------------    ---------    -------    -------    -------    ----------------------
Net asset value, beginning of period         $24.70           $ 22.61     $ 22.50    $21.15     $14.64            $ 11.84
-------------------------------------------  ------           -------     -------    ------     ------            -------
Income from investment operations:
  Net investment income (loss)                (0.06)            (0.07)      (0.08)    (0.04)     (0.13)              0.04(b)
-------------------------------------------  ------           -------     -------    ------     ------            -------
  Net realized and unrealized gain on
    investments                                2.03              5.97        2.08      2.30       7.16               2.76
-------------------------------------------  ------           -------     -------    ------     ------            -------
    Net increase from investment
      operations                               1.97              5.90        2.00      2.26       7.03               2.80
-------------------------------------------  ------           -------     -------    ------     ------            -------
Distributions to shareholders:
  From net investment income                     --                --          --        --         --                 --
-------------------------------------------  ------           -------     -------    ------     ------            -------
  From net realized gains on
    investments                                  --             (0.56)      (1.89)    (0.91)     (0.52)                --
-------------------------------------------  ------           -------     -------    ------     ------            -------
    Total distributions                          --             (0.56)      (1.89)    (0.91)     (0.52)                --
-------------------------------------------  ------           -------     -------    ------     ------            -------
Net asset value, end of period               $26.67           $ 27.95     $ 22.61    $22.50     $21.15            $ 14.64
===========================================  ======           =======     =======    ======     ======            =======
Total return(c)                                7.98%            26.46%       9.20%    11.15%     49.50%             23.65%
===========================================  ======           =======     =======    ======     ======            =======
Ratios and supplemental data:
Net assets, end of period (in 000's)         $   73           $14,541     $14,523    $6,047     $7,446            $   164
===========================================  ======           =======     =======    ======     ======            =======
Ratio of net investment income (loss)
  to average net assets:                      (1.51)%(d)        (0.51)%(d)   (0.33)%  (0.37)%    (0.74)%           (10.61)%(e)
===========================================  ======           =======     =======    ======     ======            =======
Ratio of expenses to average net
  assets:                                      2.44%(d)          1.44%(d)    1.45%     1.49%      1.84%             13.13%(e)
===========================================  ======           =======     =======    ======     ======            =======
Portfolio turnover rate                         102%              102%        221%      392%       169%               240%(e)
===========================================  ======           =======     =======    ======     ======            =======

(a) These selected per share operating data were calculated based upon average shares outstanding during the period.
(b) Before reimbursement net investment income (loss) per share would have been reduced (increased) by $0.61.
(c) Total return does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average net assets of $31,965 and $14,991,734 for Class C and Advisor Class, respectively.
(e)  Annualized.

BOARD OF TRUSTEES                                 OFFICERS                                OFFICE OF THE FUND
C. Derek Anderson                                 Robert H. Graham                        11 Greenway Plaza
President, Plantagenet Capital                    Chairman and President                  Suite 100
Management, LLC (an investment                                                            Houston, TX 77046
partnership); Chief Executive Officer,            Dana R. Sutton
Plantagenet Holdings, Ltd.                        Vice President and Treasurer            INVESTMENT MANAGER
(an investment banking firm)
                                                  Samuel D. Sirko                         A I M Advisors, Inc.
Frank S. Bayley                                   Vice President and Secretary            11 Greenway Plaza
Partner, law firm of                                                                      Suite 100
Baker & McKenzie                                  Melville B. Cox                         Houston, TX 77046
                                                  Vice President
Robert H. Graham                                                                          TRANSFER AGENT
President and Chief Executive Officer,            Gary T. Crum
A I M Management Group Inc.                       Vice President                          A I M Fund Services, Inc.
                                                                                          P.O. Box 4739
Arthur C. Patterson                               Carol F. Relihan                        Houston, TX 77210-4739
Managing Partner, Accel Partners                  Vice President
(a venture capital firm)                                                                  CUSTODIAN
                                                  Mary J. Benson
Ruth H. Quigley                                   Assistant Vice President and            State Street Bank and Trust Company
Private Investor                                  Assistant Treasurer                     225 Franklin Street
                                                                                          Boston, MA 02110
                                                  Sheri Morris
                                                  Assistant Vice President and            COUNSEL TO THE FUND
                                                  Assistant Treasurer
                                                                                          Kirkpatrick & Lockhart LLP
                                                  Nancy L. Martin                         1800 Massachusetts Avenue, N.W.
                                                  Assistant Secretary                     Washington, D.C. 20036-1800

                                                  Ofelia M. Mayo                          COUNSEL TO THE TRUSTEES
                                                  Assistant Secretary
                                                                                          Paul, Hastings, Janofsky & Walker LLP
                                                  Kathleen J. Pflueger                    Twenty Third Floor
                                                  Assistant Secretary                     555 South Flower Street
                                                                                          Los Angeles, CA 90071

                                                                                          DISTRIBUTOR

                                                                                          A I M Distributors, Inc.
                                                                                          11 Greenway Plaza
                                                                                          Suite 100
                                                                                          Houston, TX 77046

HOW AIMMAKES INVESTING
EASY FOR YOU


o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchanGe privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

o RETIREMENT PLANS. You may purchase shares of an AIM fund for your Individual Retirement Account (IRA), Roth IRA, or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o www.aimfunds.com. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.

                      -------------------------------------

                              CURRENT SHAREHOLDERS

                                  CAN CALL OUR

                              AIM INVESTOR LINE AT

                                  800-246-5463

                               FOR 24-HOUR-A-DAY

                              ACCOUNT INFORMATION.

                      -------------------------------------

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                              INTERNATIONAL GROWTH FUNDS             A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)             AIM Advisor International Value Fund   leadership in the mutual-fund industry
AIM Blue Chip Fund                        AIM Asian Growth Fund                  since 1976 and managed approximately $112
AIM Capital Development Fund              AIM Developing Markets Fund(2)         billion in assets for more than 6.3 million
AIM Constellation Fund                    AIM Europe Growth Fund(2)              shareholders, including individual investors,
AIM Dent Demographic Trends Fund          AIM European Development Fund          corporate clients, and financial institutions
AIM Large Cap Growth Fund                 AIM International Equity Fund          as of March 31, 1999.
AIM Mid Cap Equity Fund(2), (A)           AIM Japan Growth Fund(2)                   The AIM Family of Funds--Registered Trademark--
AIM Select Growth Fund(3)                 AIM Latin American Growth Fund(2)      is distributed nationwide, and AIM today is the
AIM Small Cap Growth Fund(2), (B)         AIM New Pacific Growth Fund(2)         10th-largest mutual-fund complex in the U.S. in
AIM Small Cap Opportunities Fund                                                 assets under management, according to Strategic
AIM Value Fund                            GLOBAL GROWTH FUNDS                    Insight, an independent mutual-fund monitor.
AIM Weingarten Fund                       AIM Global Aggressive Growth Fund
                                          AIM Global Growth Fund
GROWTH & INCOME FUNDS
AIM Advisor Flex Fund                     GLOBAL GROWTH & INCOME FUNDS
AIM Advisor Large Cap Value Fund          AIM Global Growth & Income Fund(2)
AIM Advisor Real Estate Fund              AIM Global Utilities Fund
AIM Balanced Fund
AIM Basic Value Fund(2), (C)              GLOBAL INCOME FUNDS
AIM Charter Fund                          AIM Emerging Markets Debt Fund(2), (D)
                                          AIM Global Government Income Fund(2)
INCOME FUNDS                              AIM Global Income Fund
AIM Floating Rate Fund(2)                 AIM Strategic Income Fund(2)
AIM High Yield Fund
AIM High Yield Fund II                    THEME FUNDS
AIM Income Fund                           AIM Global Consumer Products and Services Fund(2)
AIM Intermediate Government Fund          AIM Global Financial Services Fund(2)
AIM Limited Maturity Treasury Fund        AIM Global Health Care Fund(2)
                                          AIM Global Infrastructure Fund(2)
TAX-FREE INCOME FUNDS                     AIM Global Resources Fund(2)
AIM High Income Municipal Fund            AIM Global Telecommunications and Technology Fund(2), (E)
AIM Municipal Bond Fund                   AIM Global Trends Fund(2), (F)
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund

MONEY MARKET FUNDS
AIM Money Market Fund
AIM Tax-Exempt Cash Fund

(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3)On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A)On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B)On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C)On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D)On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E)On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (F)On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.



                            [AIM LOGO APPEARS HERE]

                 INVEST WITH DISCIPLINE--Registered Trademark--